Exhibit 10.5

FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

AMONG

ATI PHYSICAL THERAPY, INC.

AND

THE HOLDERS PARTY HERETO FROM TIME TO TIME

Dated as of June 15, 2023

FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

This FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), dated as of June 15, 2023, is made by and among ATI Physical Therapy, Inc., a Delaware corporation (the “Company”), and each of the Parties listed on Exhibit A of the Agreement (as defined below) from time to time as an “Investor” (each, an “Investor” and, collectively, the “Investors” and, together with the Company, the “Parties”).

RECITALS

A.          WHEREAS, the Parties entered into that certain Investors’ Rights Agreement on February 24, 2022 (as amended, modified, supplemented or restated from time to time in accordance with its terms, the “Agreement”).

B.            WHEREAS, the Parties now desire to amend the Agreement to provide for revisions to the director election rights and such other matters as are more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I
INCORPORATION OF RECITALS; DEFINED TERMS

SECTION 1.1      The foregoing recitals are incorporated into this Amendment by this reference and are deemed restated herein for all relevant purposes. Unless otherwise defined in this Amendment, all defined terms used herein (including in the Recitals) shall have the same meaning as set forth in the Agreement.

ARTICLE II
AMENDMENTS

SECTION 2.1      Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Series A Preferred Director Designation.  Until such time after the Closing Date (as defined in the Purchase Agreement) that the Lead Investor ceases to hold at least 50.1% of the Series A Preferred Stock held by it as of the Closing Date, the holders of Series A Preferred Stock, voting as a separate class, shall have the right to designate and elect four (4) directors to serve on the Board of Directors (the “Series A Preferred Directors”); provided, that the Board of Directors shall consider in good faith, consistent with their review of other Board of Directors candidates, any qualified candidates proposed to the Company by the Investors, at least one of whom shall be unaffiliated with (and independent of) the Investors and shall meet the definition of “independent” under the listing standards of the New York Stock Exchange, and by the SEC.”

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SECTION 2.2      Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Vacancies and Removal.  To the extent not inconsistent with Section 141(k) of the General Corporation Law of the State of Delaware and the Company’s Governing Documents: (i) the Investors shall have the exclusive right to instruct that any Series A Preferred Director be removed from the Board of Directors, and the Company, the Board of Directors and each Investor shall take all Necessary Action to cause the removal of any director designated or elected by the Investors at the instruction of the Investors; and (ii) the Investors shall have the exclusive right to designate another director to fill a vacancy created by reason of death, removal or resignation of any Series A Preferred Director and the Company, the Board of Directors and the Investors shall take all Necessary Action to cause any such vacancy to be filled by a replacement candidate designated by the Investors (consistent with the other provisions of this Agreement and the Certificate of Designation) as promptly as reasonably practicable.”

SECTION 2.3      Section 4.8 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Amendments; Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder Majority, or in the case of a waiver, by the Party against whom the waiver is to be effective.  No knowledge, investigation or inquiry, or failure or delay by the Company or any Investor in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.  No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.”

SECTION 2.4      The definition of “Certificate of Designation” at Section 5.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Certificate of Designation” means that certain Certificate of Designation of Series A Senior Preferred Stock of the Company, dated as of February 24, 2022, as amended and restated by that certain First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of the Company, dated as of June 15, 2023, as amended, supplemented or modified from time to time.

ARTICLE III
MISCELLANEOUS

SECTION 3.1      Except as expressly amended pursuant to the terms of this Amendment, the Agreement shall remain in full force and effect in accordance with its original terms, and the Parties hereby ratify the Agreement as amended pursuant to this Amendment, each hereby expressly retaining all of its rights and remedies thereunder, as amended hereby.

SECTION 3.2       In the event that any of the provisions of this Amendment expressly conflict with the provisions of the Agreement, the provisions of this Amendment shall govern and control.

SECTION 3.3     This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

SECTION 3.4      This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument.  A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature.  Any Person may rely on a copy of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

ATI PHYSICAL THERAPY, INC.

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

KNIGHTHEAD (NY) FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Advisor

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	General Counsel
KH ANKLE, LLC

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	General Counsel

with a copy to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Tim Cruickshank; H. Thomas Felix
Email: tim.cruickshank@kirkland.com; tommy.felix@kirkland.com

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

MARATHON ASSET MANAGEMENT, LP
On behalf of certain of its managed funds and accounts

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Chief Investment Officer

Marathon Asset Management, LP
One Bryant Park, 38th Floor
New York, New York 10036
Attention: Randy Raisman
Email: rraisman@marathonfund.com

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

ONEX CAPITAL SOLUTIONS HOLDINGS, LP

By: Onex Capital Solutions GP, LP, its general partner

By: Onex Capital Solutions GP, LLC, its general partner

By:	/s/ Steve Gutman
Name:	Steve Gutman
Title:	General Counsel

Onex Capital Solutions Holdings, LP
930 Sylvan Avenue, Suite 105
Englewood Cliffs, NJ 07632

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN HLSC1, LLC

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN SC HOLDINGS, L.P.

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

[Signature Page To First Amendment to Investors’ Rights Agreement]

SPRING CREEK CAPITAL, LLC

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXII)

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXIIB)

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN PT HOLDINGS

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

[Signature Page To First Amendment to Investors’ Rights Agreement]